UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 19, 2017
CATALENT, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation)	001-36587 (Commission File Number)	20-8737688 (IRS Employer Identification Number)

14 Schoolhouse Road Somerset, New Jersey	08873
(Address of registrant’s principal executive office)	(Zip code)

(732) 537-6200
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01 Entry into a Material Definitive Agreement.

Catalent Pharma Solutions, Inc. (the “Buyer”), a Delaware corporation and a wholly-owned subsidiary of Catalent, Inc., a Delaware corporation (“Catalent” and, together with the Buyer and its other subsidiaries, the “Company”) has agreed to acquire Cook Pharmica LLC, an Indiana limited liability company (“Cook Pharmica”) pursuant to an Interest Purchase Agreement (the “Acquisition Agreement”) dated as of September 18, 2017, by and among the Buyer, Cook Pharmica, Cook Group Incorporated, an Indiana corporation (the “Seller”), and, solely for purposes of Section 7.19 of the Acquisition Agreement, Catalent.

Pursuant to the terms and conditions of the Acquisition Agreement, at the closing, the Buyer will acquire 100% of the outstanding equity interests of Cook Pharmica (the “Acquisition”). The aggregate purchase price payable by the Buyer is $950 million in cash, of which (i) $750 million is payable on the closing date, subject to customary purchase price adjustments related to, among other things, the amount of Cook Pharmica’s working capital (as adjusted, the “Closing Payment”) and (ii) $200 million is payable in $50 million installments, without interest, on each anniversary of the closing date over a period of four years. The Buyer’s deferred payment obligation of $200 million, as described above, is unsecured but subject to a guarantee by Catalent.

The Acquisition Agreement contains customary representations, warranties, and covenants of the Seller and the Buyer. From the date of the Acquisition Agreement until the closing of the Acquisition, the Seller is required to operate Cook Pharmica’s business in the ordinary course and to comply with certain covenants regarding the operation of the business. Subject to certain limitations, the Seller is required to indemnify the Buyer for losses resulting from breaches of certain representations and warranties made by the Seller in the Acquisition Agreement. To supplement the indemnification provided by the Seller, and to obtain coverage for the remaining representations and warranties, the Company has obtained representation and warranty insurance, subject to exclusions, policy limits and certain other terms and conditions.

The closing of the Acquisition is subject to customary closing conditions, including, among others, (i) the absence of any governmental order restraining, enjoining or otherwise making illegal the consummation of the transactions contemplated by the Acquisition Agreement, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the clearance of the Acquisition by the German Federal Cartel Office, (iii) the accuracy of the parties’ representations and warranties contained in the Acquisition Agreement (subject to certain materiality qualifications), (iv) the parties’ compliance with the covenants and agreements contained in the Acquisition Agreement in all material respects, and (v) the absence of a material adverse effect on Cook Pharmica. The Acquisition Agreement contains certain termination rights for the Seller and the Buyer. The Buyer has agreed to pay the Seller $35 million upon termination of the Acquisition Agreement under certain specified circumstances in the event closing does not occur on or prior to March 18, 2018. The Buyer’s obligation to consummate the Acquisition is not subject to a financing condition.

In connection with the entry into the Acquisition Agreement, the Seller and the Buyer have agreed that, concurrently with the closing of the Acquisition, (i) the Seller and Cook Pharmica will enter into a transition services agreement, pursuant to which the Seller and Cook Pharmica will provide each other certain services, respectively, for specified periods to accommodate the transition of Cook Pharmica’s business and (ii) Cook Pharmica, Cook Medical LLC and William A. Cook Australia PTY, LTD. (“Cook PTY”) will enter into a supply agreement, pursuant to which Cook Pharmica will manufacture, fill, inspect, label, package, test, release and supply in vitro fertilization media to Cook PTY and Cook Medical LLC.

The Company currently anticipates closing the Acquisition in the fourth quarter of this calendar year.

The foregoing summary of the Acquisition Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Acquisition Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference. The Acquisition Agreement has been filed to provide investors and securityholders with information regarding its terms and conditions. It is not intended to provide any other information about Cook Pharmica, the Seller, the Buyer or Catalent. The Acquisition Agreement contains representations, warranties and covenants of the parties thereto made to and solely for the benefit of each other, and such representations, warranties and covenants may be subject to materiality and other qualifiers applicable to the contracting parties that differ from those that may be viewed as material to investors. The assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that the Seller delivered in connection with the execution of the Acquisition Agreement and were made as of the date of the Acquisition Agreement and as of the Closing Date, except those made as of a specified date. Accordingly, investors and securityholders should not rely on the representations, warranties and covenants as characterizations of the actual state of facts. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Acquisition Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The Company expects to finance the Closing Payment with the net proceeds of a public offering of its common stock (the “Equity Offering”) and a private offering of a new issue of notes (together with the Equity Offering, the “Financing Transactions”) and will pay any remaining portion of the Closing Payment with cash on hand.

Contemporaneous with the Buyer’s entry into the Acquisition Agreement, the Buyer entered into a debt commitment letter, dated September 18, 2017 (the “Commitment Letter”), with Morgan Stanley Senior Funding, Inc., JPMorgan Chase Bank, N.A., Royal Bank of Canada, RBC Capital Markets, LLC, Bank of America, N.A. and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, the “Commitment Parties”), pursuant to which and subject to the terms and conditions set forth therein, the Commitment Parties have agreed to provide a senior unsecured bridge loan facility (the “Bridge Facility”) of up to $700 million in the aggregate for the purpose of providing the financing necessary to fund a portion of the consideration to be paid pursuant to the terms of the Acquisition Agreement and related fees, costs and expenses (the “Bridge Loan Commitment”).

The Bridge Loan Commitment will be reduced on a dollar-for-dollar basis by 100% of the gross cash proceeds from the Financing Transactions. Although the Company does not currently expect to make any borrowings under the Bridge Facility, there can be no assurance that such borrowings will not be made. In that regard, the Company may be required to borrow under the Bridge Facility if it does not generate sufficient gross proceeds from the Financing Transactions to finance, together with cash on hand, the Acquisition and related costs, fees and expenses.

The funding of the Bridge Facility is contingent on the satisfaction of certain customary conditions set forth in the Commitment Letter, including (i) the execution and delivery of definitive documentation with respect to the Bridge Facility in accordance with the terms set forth in the Commitment Letter and (ii) the consummation of the Acquisition in accordance with the Acquisition Agreement.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Cautionary Note Concerning Forward-Looking Statements

This release contains both historical and forward-looking statements, including concerning the closing of the agreement to purchase Cook Pharmica and the financing that Catalent intends to obtain to finance the Closing Payment.  All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act").  These forward-looking statements generally can be identified because they relate to the topics set forth above or by the use of statements that include phrases such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “foresee,” “likely,” “may,” “will,” “would” or other words or phrases with similar meanings.  Similarly, statements that describe the Company’s objectives, plans or goals are, or may be, forward-looking statements. These statements are based on current expectations of future events.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could vary materially from Catalent’s expectations and projections.  Some of the factors that could cause actual results to differ include, but are not limited to, the following: antitrust or other regulatory actions that may delay or interfere with the closing of the acquisition or result in other changes to the Company’s business; other unanticipated events that may prevent a closing of the acquisition or may make it more difficult to realize the anticipated benefits of the transaction; an inability to complete the anticipated financing on the anticipated terms, or at all; participation in a highly competitive market and increased competition may adversely affect the business of the Company or of Cook Pharmica; demand for the Company’s or Cook Pharmica’s offerings which depends in part on their customers’ research and development and the clinical and market success of their products; product and other liability risks that could adversely affect the results of operations, financial condition, liquidity and cash flows of the Company or Cook Pharmica; failure to comply with existing and future regulatory requirements; failure to provide quality offerings to customers could have an adverse effect on the business and subject it to regulatory actions and costly litigation; problems providing the highly exacting and complex services or support required; global economic, political and regulatory risks to the operations of the Company and Cook Pharmica;  inability to enhance existing or introduce new technology or service offerings in a timely manner; inadequate patents, copyrights, trademarks and other forms of intellectual property protections; fluctuations in the costs, availability, and suitability of the components of the products the Company and Cook Pharmica manufacture, including active pharmaceutical ingredients, excipients, purchased components and raw materials; changes in market access or healthcare reimbursement in the United States or internationally; fluctuations in the exchange rate of the U.S. dollar and other foreign currencies including as a result of the recent U.K. referendum to exit from the European Union; adverse tax legislation initiatives or challenges to the Company’s tax positions; loss of key personnel; risks generally associated with information systems; inability to complete any future acquisitions and other transactions that may complement or expand the business of the Company or divest of non-strategic businesses or assets and the Company’s ability to successfully integrate acquired business and realize anticipated benefits of such acquisitions; offerings and customers’ products that may infringe on the intellectual property rights of third parties; environmental, health and safety laws and regulations, which could increase costs and restrict operations; labor and employment laws and regulations; additional cash contributions required to fund the Company’s existing pension plans; substantial leverage resulting in the limited ability of the Company to raise additional capital to fund operations and react to changes in the economy or in the industry, exposure to interest rate risk to the extent of the Company’s variable rate debt and preventing the Company from meeting its obligations under its indebtedness. For a more detailed discussion of these and other factors, see the information under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2017, filed August 28, 2017 with the Securities and Exchange Commission (the "Commission"). All forward-looking statements speak only as of the date of this release or as of the date they are made, and Catalent does not undertake to update any forward-looking statement as a result of new information or future events or developments except to the extent required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following Exhibits are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1
Interest Purchase Agreement, dated September 18, 2017, by and among Catalent Pharma Solutions, Inc., Cook Pharmica LLC, Cook Group Incorporated, and, solely for purposes of Section 7.19, Catalent, Inc. Disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Interest Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents. Catalent, Inc. agrees to furnish a copy of any omitted attachment to the Securities and Exchange Commission on a confidential basis upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ STEVEN L. FASMAN
Steven L. Fasman
Senior Vice President & General Counsel and Secretary

Date: September 19, 2017

EXHIBIT LIST

Exhibit No.	Description

2.1
Interest Purchase Agreement, dated September 18, 2017, by and among Catalent Pharma Solutions, Inc., Cook Pharmica LLC, Cook Group Incorporated, and, solely for purposes of Section 7.19, Catalent, Inc. Disclosure schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Interest Purchase Agreement as filed identifies such schedules and exhibits, including the general nature of their contents. Catalent, Inc. agrees to furnish a copy of any omitted attachment to the Securities and Exchange Commission on a confidential basis upon request.